SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2005

ENZON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12957 (Commission file Number)	22-2372868 (IRS Identification No.)

685 Route 202/206, Bridgewater, New Jersey (Address of principal executive offices)	08807 (Zip Code)

Registrant’s telephone number, including area code (908) 541-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_|	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Enzon Pharmaceuticals, Inc. (Nasdaq: ENZN) today announced that it will discontinue further development of Pegamotecan, a PEGylated cytotoxic drug of the topoisomerase I inhibitor class. The Company’s decision is based on an interim analysis of the data from a Phase 2b trial in patients with gastric or gastroesophageal cancers whose disease progressed following prior chemotherapy. Further, based on a strategic analysis of the potential investment return versus the required resource allocation and associated development risks, the Company will not actively pursue other potential indications for Pegamotecan. The Company plans to redirect this R&D investment to advance other products within its pipeline and pursue other opportunities with greater potential.

Item 9.01 Exhibits

Exhibit 99.1	Press Release dated February 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2005

By:	/s/ Kenneth J. Zuerblis ————————————— Kenneth J. Zuerblis Vice President, Finance and Chief Financial Officer